UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 20, 2011

M.D.C. Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8951 (Commission File Number)	84-0622967 (IRS Employer Identification #)

4350 South Monaco Street, Suite 500

Denver, Colorado 80237

(Address of Principal Executive Offices)

(303) 773-1100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On September 20, 2011, M.D.C. Holdings, Inc. announced that it will redeem all of its outstanding 7.0% Senior Notes due 2012, which total $86.3 million, on October 19, 2011. A copy of the press release dated September 20, 2011 related to the announcement of the redemption is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M.D.C. HOLDINGS, INC.

Dated: September 20, 2011	By:	/s/ Joseph H. Fretz
Joseph H. Fretz
Secretary and Corporate Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press release dated September 20, 2011.